EXHIBIT 10.21

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 30, 2003, is by and among CHATTEM, INC., a Tennessee corporation (the “Borrower”), each of the Borrower’s Domestic Subsidiaries, individually a “Guarantor” and collectively with the Borrower, the (“Credit Parties”), the Persons identified as lenders on the signature pages hereto (the “Lenders”) and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the “Agent”).

WITNESSETH

WHEREAS, the Credit Parties, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of March 28, 2002 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as provided herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART I

DEFINITIONS

Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (as amended hereby).

PART ll

AMENDMENT TO CREDIT AGREEMENT

Section 8.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Neither the Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist obligations under Operating Leases which require aggregate annual payments in excess of $2,000,000.

PART III

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Effective Date. This Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part III shall have been satisfied.

(a)	Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Guarantors, the Required Lenders and the Agent.

(b)	Fees and Expenses. The Borrower shall have paid to the Agent, all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

PART IV

MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent and the Lenders that (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents on and as of the date hereof, (b) each Credit Party has the requisite corporate power and authority to execute, deliver and perform this Amendment and (c) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date). Each Credit Party acknowledges and confirms that the Borrower’s acknowledges and confirms that the Borrower’s obligations to repay the outstanding principal amount of the Loans is unconditional and not subject to any offsets, defenses or counterclaims.

SUBPART 4.2 Acknowledgment. Each Guarantor hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents.

SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.4 Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TENNESSEE.

SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.9 General. Except as amended hereby, the Credit Agreement and all other Credit Documents shall continue in full force and effect.

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IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:

CHATTEM, INC. a Tennessee corporation

By:	RICHARD D. MOSS

VP & CFO

GUARANTORS:

SIGNAL INVESTMENT & MANAGEMENT CO., a Delaware corporation

By:	SCOTT J. SLOAT

Title:	VP & Treasurer

SUNDEX, LLC, a Tennessee limited liability company

By:	RICHARD D. MOSS

Title:	VP & Treasurer

AGENT:

BANK OF AMERICA, N.A. In its capacity as Agent

By:	LAURA B. SCHMUCK

Title:	Agency Officer Assistant Vice President

LENDERS:

BANK OF AMERICA, N.A. In its capacity as a Lender

By:	JOHN M. HALL

Title:	Senior Vice President

FLEET NATIONAL BANK, N.A.

By:	JOHN DUNNE

Title:	Senior Vice President

SUNTRUST BANK

By:	CARLOS M. MURGAS

Title:	Portfolio Manager

PROVIDENT BANK OF OHIO

By:	JOE NETZEL

Title:	Vice President